Exhibit 10(b)

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of July 11, 2007 to the Credit Agreement referred to below, between THE FIRST AMERICAN CORPORATION, a California corporation (the “Borrower”), each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of November 7, 2005 (as heretofore amended by Amendment No. 1 and Waiver dated as of November 3, 2006 and in effect immediately prior to giving effect to this Amendment No. 2, the “Credit Agreement”), pursuant to which a revolving credit facility is made available to the Borrower. The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 2 and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the Amendment No. 2 Effective Date, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended as follows:

A. Section 1.01 of the Credit Agreement shall be amended by inserting the following definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01):

“Additional Commitment Lender” means any Person that agrees to provide a Commitment or (in the case of an existing Lender) agrees to increase the amount of its Commitment pursuant to Section 2.17, in each case with the consent of the Administrative Agent (such consent not to be unreasonably withheld).

“Amendment No. 2 Effective Date” means the date on which Amendment No. 2 to this Agreement dated as July 11, 2007 shall become effective.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.06 or Section 2.17 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule I, or in the Assignment and Assumption (or, in the case of any Assuming Lender, the agreement entered into by such Assuming Lender under Section 2.06(d)) pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is $500,000,000 as of the Amendment No. 2 Effective Date.

“Commitment Termination Date” means (a) July 11, 2012 (or if such date is not a Business Day, the immediately preceding Business Day) or (b) with respect to any Lender the Commitment of which has been extended pursuant to Section 2.17, the date to which such Lender’s Commitment has been so extended.

“Existing Commitment Termination Date” has the meaning assigned to such term in Section 2.17(a).

“Extension Effective Date” has the meaning assigned to such term in Section 2.17(a).

“Extension Request” has the meaning assigned to such term in Section 2.17(a).

“Non-Extending Lender” has the meaning assigned to such term in Section 2.17(a).

B. The definition of “Interest Period” in Section 1.01 of the Credit Agreement shall be amended by inserting, immediately after the words “one, two, three or six months”, the following words “or (if agreed to by all the Lenders) nine or twelve months”.

2.03. A new Section 2.17 shall be inserted at the end of Article II of the Credit Agreement to read as follows:

“SECTION 2.17. Extension of Commitment Termination Date. (a) The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not more than 90 days and not less than 30 days prior to each anniversary of the Amendment No. 2 Effective Date (or if such anniversary date is not a Business Day, the Business Date next succeeding such anniversary) (each such anniversary of the Amendment No. 2 Effective Date, an “Extension Effective Date”), request (each, an “Extension Request”) that each Lender extend the Commitment Termination Date then in effect for such Lender (the “Existing Commitment Termination Date”) for an additional one year; provided that only two Extension Requests may be requested hereunder. Each Lender, acting in its sole discretion, shall, by notice to the Borrower and the Administrative Agent given not later than the 20th day (or such later day as shall be acceptable to the Borrower) following the date of the Borrower’s notice, advise the Borrower and the Administrative Agent whether or not such Lender agrees to such extension; provided that any Lender that does not so advise the Borrower shall be deemed to have rejected such Extension Request (any such Lender which shall have rejected or is deemed to have rejected such extension being a “Non-Extending Lender”). The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and such election shall become effective only as provided under paragraph (c) of this Section.

(b) The Borrower shall have the right, at any time on or prior to, or at any time following, the relevant Extension Effective Date, unless an Event of Default shall have occurred and be continuing, to replace any Non-Extending Lender with, and otherwise add to this Agreement, one or more Additional Commitment Lenders. Each Additional Commitment Lender shall enter into an agreement with the Borrower and the Administrative Agent, in substantially the form attached as Exhibit D hereto, pursuant to which such Additional Commitment Lender shall, effective as of such Extension Effective Date (or, if such replacement occurs thereafter, as of the relevant effective date of such replacement), provide a new or additional Commitment hereunder, as applicable, in the amount specified therein and (if not then an existing Lender) become a Lender hereunder (and if such replacement shall be made after such Extension Effective Date, the Commitment Termination Date for such Commitment of such Additional Commitment Lender shall be the latest date to which the Commitments of the other Lenders was extended as of such Extension Effective Date).

(c) If (and only if) the total of the Commitments of the Lenders that have agreed in connection with any Extension Request to extend the Existing Commitment Termination Date and (if applicable) the additional Commitments of the Additional Commitment Lender(s) shall be at least 50% of the aggregate amount of the Commitments in effect immediately prior to the relevant Extension Effective Date, then, effective as of such Extension Effective Date, the Commitment Termination Date, but only with respect to the Commitment of each Lender that has agreed to so extend its Commitment and (if applicable) each Additional Commitment Lender that has replaced a Non-Extending Lender, shall be extended to the date that is one year after the then Existing Commitment Termination Date (or, if such date is not a Business Day, the immediately preceding Business Day) and (if not then an existing Lender) each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement; provided that the extension of the Existing Commitment Termination Date shall not be effective with respect to any Lender unless as of the relevant Extension Effective Date: (i) no Default shall have occurred and be continuing; (ii) the representations and warranties of the Borrower set forth in Article III shall be true and correct in all material respects on and as of the Existing Commitment Termination Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower certifying thereto and (iii) all amounts payable hereunder to any Non-Extending Lender that is being replaced by an Additional Commitment Lender in connection with such extension shall have been paid in full. Upon the effectiveness of such extension, the Administrative Agent shall record the relevant information in the Register and give prompt notice of such extension to the Borrower and the Lenders.

(d) Notwithstanding anything herein to the contrary, with respect to any Non-Extending Lender, the Commitment Termination Date for such Lender shall remain unchanged (and the Commitment of such Lender shall terminate, the Loans made by such

Non-Extending Lender hereunder shall mature and be payable by the Borrower, and all other amounts owing to such Non-Extending Lender hereunder shall be payable, on such date).”

2.04. Section 3.04 of the Credit Agreement is hereby amended as follows:

A. Section 3.04(a) of the Credit Agreement shall be amended by (i) replacing, in clause (i)(a) thereof, the words “each of the fiscal years ended December 31, 2003 and December 31, 2004” with the words “the fiscal year ended December 31, 2006”, (ii) replacing, in clause (i)(b) thereof, the reference to “June 30, 2005” with “March 31, 2007” and (iii) replacing, in each of clauses (ii) and (iii) thereof, the reference to “December 31, 2004” with “December 31, 2006”.

B. Section 3.04(b) of the Credit Agreement shall be amended by replacing the reference therein to “December 31, 2004” with “December 31, 2006”.

2.05. A new Exhibit D shall be added to the Credit Agreement in the form attached to this Amendment No. 2, and the Table of Contents to the Credit Agreement shall be deemed amended to refer to such Exhibit D.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (as amended hereby) are true and complete on the Amendment No. 2 Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated therein to have been made as of a specified date, as of such specified date) and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 2 and the Credit Agreement as amended hereby and (b) immediately before and after giving effect to this Amendment No. 2, no Default has occurred and is continuing.

Section 4. Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective as of the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) Executed Counterparts. From each party hereto a counterpart of this Amendment No. 2 (or written evidence satisfactory to the Administrative Agent, which may include telecopy transmission of a signed signature page to this Agreement, that such party has signed a counterpart of this Agreement).

(b) Opinion of Counsel to the Borrower. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of the Borrower’s general counsel, substantially in the form of Exhibit B to the Credit Agreement (with such changes thereto relating to this Amendment No. 2 as shall be reasonably requested by the Administrative Agent) (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c) Opinion of Special New York Counsel to JPMCB. An opinion, dated the Amendment No. 2 Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, substantially in the form of Exhibit C to the Credit

Agreement (with such changes thereto relating to this Amendment No. 2 as shall be reasonably requested by the Administrative Agent) (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

(d) Corporate Documents. Upon the reasonable request of the Administrative Agent, such documents and certificates relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated by this Amendment No. 2 and any other legal matters relating to the Borrower, the Credit Agreement (as amended hereby) or such transactions, all in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date promptly following the satisfaction of the conditions set forth in this Section 4, and such notice shall be conclusive and binding.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By	/s/ Kenneth D. DeGiorgio
Name:	Kenneth D. DeGiorgio
Title:	SVP, General Counsel

By	/s/ Frank V. McMahon
Name:	Frank V. McMahon
Title:	Vice Chairman, CFO

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By	/s/ Lawrence Palumbo, Jr.
Name:	Lawrence Palumbo, Jr.
Title:	Vice President

COMERICA BANK

By	/s/ Kojo C. Fields
Name:	Kojo C. Fields
Title:	Corporate Banking Officer

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Joseph M. Argabrite
Name:	Joseph M. Argabrite
Title:	Vice President/Manager

US BANK

By	/s/ David W. Johnson
Name:	David W. Johnson
Title:	VP, Portfolio Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Cynthia Lovell
Name:	Cynthia Lovell
Title:	SVP

BANK OF AMERICA, N.A.

By	/s/ Shelly Harper
Name:	Shelly Harper
Title:	Senior Vice President

BANK OF THE WEST

By	/s/ Dale Paterson
Name:	Dale Paterson
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Kenneth J. Johnson
Name:	Kenneth J. Johnson
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By	/s/ Andrew C. Haak
Name:	Andrew C. Haak
Title:	Senior Vice President

EXHIBIT D

[Form of Additional Commitment Agreement]

ADDITIONAL COMMITMENT AGREEMENT

                    , 200

The First American Corporation

1 First American Way

Santa Ana, CA 92707

Attention: [                    ]

JPMorgan Chase Bank, N.A.

  as Administrative Agent

270 Park Avenue

New York, New York 10017

Attention: Loan and Agency Services Group

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of November 7, 2005 (as amended and in effect from time to time, the “Credit Agreement”), among The First American Corporation, the Lenders named therein and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

By the execution and delivery of this Agreement, which is being entered into pursuant to Section 2.17(b) of the Credit Agreement, each of the Persons listed below under the caption “ADDITIONAL COMMITMENT LENDER(S)” (each an “Additional Commitment Lender”) agrees as follows:

1. The effective date of this Agreement is [                    ] (the “Effective Date”).

2. If, immediately prior to the execution and delivery of this Agreement, such Person is a Lender party to the Credit Agreement, such Person hereby agrees that, effective as of the Effective Date, it shall provide an additional Commitment under the Credit Agreement in the amount set forth opposite its name under Part A of Schedule I hereto under the caption “Additional Commitment” (which Commitment shall be in addition to such Person’s existing Commitment under the Credit Agreement).

3. If, immediately prior to the execution and delivery of this Agreement, such Person is not a Lender party to the Credit Agreement, such Person hereby agrees that, effective as of the Effective Date, (i) it shall have a Commitment in an amount equal to the amount set forth opposite its name under Part B of Schedule I hereto under the caption “Commitment” and (ii) agrees with the Borrower and the Administrative Agent that, from and after the Effective Date, such Person shall be a Lender party to and be bound by the provisions of the Credit Agreement and shall have all of the rights and obligations of a Lender under the Credit Agreement in respect of such Commitment.

4. The Commitment Termination Date in respect of such Person’s Commitment covered by this Agreement is [                    ].1

This Agreement shall be construed in accordance with and governed by the law of the State of New York. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

This Agreement shall become effective as of the Effective Date upon the execution and delivery of this Agreement by each Additional Commitment Lender, the Borrower and the Administrative Agent and receipt by the Administrative Agent of counterparts hereof executed by each such party.

ADDITIONAL COMMITMENT LENDER(S)

[NAME OF LENDER]

By
Name:
Title:

[1]	Should be completed to provide the updated Commitment Termination Date pursuant to the extension request.

CONSENTED TO:

THE FIRST AMERICAN CORPORATION

By
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Name:
Title:

Schedule I

Part A: Existing Lenders:

Name	Additional Commitment ($)

Part B: New Lenders:

Name	Commitment ($)